Execution Copy

                                 FIFTH AMENDMENT

                                       TO

                                CREDIT AGREEMENT

                                      among

                               DUNE ENERGY, INC.,
                                as the Borrower,

                               STANDARD BANK PLC,
                            as Administrative Agent,

                                       and

                          The Lenders Signatory Hereto

                         Effective as of August 31, 2006

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                                                                  Execution Copy

                       FIFTH AMENDMENT TO CREDIT AGREEMENT

      This FIFTH AMENDMENT TO CREDIT AGREEMENT (this "Fifth Amendment") executed effective as of the 31st day of August, 2006 (the "Fifth Amendment Effective Date") is among DUNE ENERGY, INC. a corporation formed under the laws of the State of Delaware (the "Borrower"); the Guarantors signatory hereto; each of the Lenders that is a signatory hereto; and STANDARD BANK PLC., as administrative agent for the Lenders (in such capacity, together with its successors, the "Administrative Agent").

                                    Recitals

      A. The Borrower, the Administrative Agent and the Lenders are parties to that certain Credit Agreement dated as of November 17, 2005, as amended by that certain letter agreement dated December 16, 2005, and by the Second Amendment to Credit Agreement dated as of May 15, 2006 and Third Amendment to Credit Agreement dated as of June 1, 2006 and Fourth Amendment to Credit Agreement dated as of July 31, 2006 (the "Credit Agreement"), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.

      B. The Borrower has requested, and the Borrower, the Administrative Agent and Lenders have agreed to amend certain provisions and to waive certain other provisions of the Credit Agreement.

      C. NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      Section 1. Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Fifth Amendment, shall have the meaning ascribed such term in the Credit Agreement. Unless otherwise indicated, all section references in this Fifth Amendment refer to the Credit Agreement.

      Section 2. Amendments to Credit Agreement.

      2.1 Amendments to Section 1.02.

      (a) The definition of "Agreement" is hereby amended and restated in its entirety as follows:

      " 'Agreement' means this Credit Agreement, as amended by that certain letter agreement dated December 16, 2005, the Second Amendment to Credit Agreement, dated May 15, 2006, the Third Amendment to Credit Agreement dated as of June 1, 2006, the Fourth Amendment to Credit Agreement dated as of July 31, 2006, and the Fifth Amendment to Credit Agreement dated as of August 31, 2006 and as the same may from time to time be further amended, modified, supplemented or restated."


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      (b) The following definition of "Fifth Amendment Effective Date" is hereby added in the appropriate alphabetical order:

      " 'Fifth Amendment Effective Date' shall mean August 31, 2006."

      2.2 Amendment to Section 10.01(u). Section 10.01(u) is hereby amended and restated in its entirety as follows

      "(u) Notwithstanding the provisions of Section 8.13 and 8.17, the Borrower has not provided title opinion (which includes opinions as to any Liens affecting the Property covered in such opinion) by September 30, 2006, in form and substance satisfactory to the Administrative Agent and its counsel, covering all wells located on the Mortgaged Property owned or acquired through May 12, 2006."

      2.3 Default Rate. In partial consideration of the waiver and amendments contained in the Fifth Amendment, the Borrower agrees to pay the post-default rate of interest described in Section 3.03(b) of the Credit Agreement on all Loans outstanding commencing effective from June 1, 2006 until payment in full of all Loans, but in no event to exceed the Highest Lawful Rate.

      Section 3. Waiver of Sections 9.01(b) and (c), and Section 10.01(a). Effective as of the Fifth Amendment Effective Date and continuing until September 30, 2006, the Administrative Agent and the Lenders hereby waive compliance by the Borrower with Sections 9.01(b) and (c) and Section 10.01(a) but as to Section 10.01(a) only as such Event of Default resulted from failure to make the voluntary prepayment as a result of a failed refinancing on August 14 or 15, 2006. This temporary limited waiver shall not be deemed to be a consent to, or waiver or modification of, any other term or condition of the Credit Agreement or any other loan document and shall not prejudice any right or rights which the Administrative Agent or the Lenders may now have or may have in the future under the Credit Agreement or any other loan document.

      Section 4. Conditions Precedent. The effectiveness of this Fifth Amendment is subject to the receipt by the Administrative Agent of the following documents and satisfaction of the other conditions provided in this Section 4, each of which shall be reasonably satisfactory to the Administrative Agent in form and substance:

      4.1 Execution. The Administrative Agent shall have received multiple counterparts as requested of this Fifth Amendment and the attached confirmation from each Lender, the Borrower and each Guarantor and Itera.

      4.2 No Default. No Default or Event of Default shall have occurred and be continuing as of the Fifth Amendment Effective Date.


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      4.3 Representations and Warranties. The representations and warranties contained in Section 5 are true and correct.

      Section 5. Representations and Warranties. Each of the Borrower and each Guarantor hereby represents and warrants that:

            (a) each of the representations and warranties made by it under the Credit Agreement and each other Loan Document is true and correct in all material respects on and as of the date hereof, as if made on and as of such date, except for any representations and warranties made as of a specified date, which are true and correct in all material respects as of such specified date;

            (b) the execution, delivery and performance by it of this Fifth Amendment have been duly authorized by it;

            (c) this Fifth Amendment constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms; and

            (d) its execution, delivery and performance of this Fifth Amendment
(i) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority or any other third Person (including shareholders or any class of directors, whether interested or disinterested, of it or any other Person), nor is any such consent, approval, registration, filing or other action necessary for the validity or enforceability of this Fifth Amendment or any Loan Document or the consummation of the transactions contemplated thereby, except such as have been obtained or made and are in full force and effect, (ii) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of it or any of its Subsidiaries or any order of any Governmental Authority, (iii) will not violate or result in a default under any indenture, agreement or other instrument binding upon it or any of its Subsidiaries or its Properties, or give rise to a right thereunder to require any payment to be made by it or such Subsidiary and (iv) will not result in the creation or imposition of any Lien on any of its Property or any of its Subsidiaries (other than Liens created by this Fifth Amendment or the Loan Documents).

      Section 6. Miscellaneous.

      6.1 Confirmation. The provisions of the Credit Agreement (as amended by this Fifth Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this Fifth Amendment.

      6.2 Ratification and Affirmation of Obligors. The Borrower and each Guarantor hereby expressly (i) acknowledge the terms of this Fifth Amendment,
(ii) ratify and affirm their obligations under the Security Instruments to which they are a party, (iii) acknowledge, renew and extend their continued liability under the Security Instruments to which they are a party. Without limiting the generality of the foregoing, the Security Instruments and all of the Collateral described therein do and shall secure the payment of all obligations under and


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in respect of the Loan Documents, as amended and otherwise modified by this
Fifth Amendment. The execution, delivery and effectiveness of this Fifth Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent, the Collateral Agent or any Lender under any of the Loan Documents, nor constitute a waiver of any provision of the Loan Documents except as set forth in Section 3 of this Fifth Amendment. All references to the Credit Agreement in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Credit Agreement as modified by this Fifth Amendment.

      6.3 Counterparts. This Fifth Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of the signature page of this Fifth Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

      6.4 Entire Agreement. This Fifth Amendment and the documents referred to herein represent the entire understanding of the parties hereto regarding the subject matter hereof and supersede all prior and contemporaneous oral and written agreements of the parties hereto with respect to the subject matter hereof. This Fifth Amendment is a Loan Document executed under the Credit Agreement.

      6.5 Governing Law. THIS FIFTH AMENDMENT, AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER, SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

      IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to be duly executed effective as of the date first written above.


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                                                                  Execution Copy

BORROWER:                               DUNE ENERGY, INC.


                                        By:
                                           -------------------------------------
                                           Hugh Idstein, Chief Financial Officer


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                                                                  Execution Copy

ADMINISTRATIVE AGENT & LENDER:          STANDARD BANK PLC


                                        By:_____________________________________

                                        Name:___________________________________

                                        Title:__________________________________

                                        By:_____________________________________

                                        Name:___________________________________

                                        Title:__________________________________

         LENDER:                        DRAWBRIDGE SPECIAL OPPORTUNITIES
                                        FUND, L.P.


                                        By:_____________________________________

                                        Name:___________________________________

                                        Title:

                                        By:_____________________________________

                                        Name:___________________________________

                                        Title:__________________________________


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                                                                  Execution Copy

         LENDER:                        D.B. ZWIRN SPECIAL OPPORTUNITIES
                                        FUND, L.P.


                                        By:_____________________________________

                                        Name:___________________________________

                                        Title:__________________________________

                                        By:_____________________________________

                                        Name:___________________________________

                                        Title:__________________________________


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                                                                  Execution Copy

GUARANTORS:                             DUNE OPERATING COMPANY


                                        By:
                                           -------------------------------------
                                           Hugh Idstein, Chief Financial Officer


                                        VAQUERO PARTNERS LLC


                                        By:
                                           -------------------------------------
                                           Alan Gaines, Vice President


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                                                                  Execution Copy

                               ITERA CONFIRMATION

      This Itera Confirmation is attached to and is a part of the Fifth Amendment to Credit Agreement dated as of August 31, 2006 among Dune Energy, Inc. Standard Bank PLC as administrative agent and the lenders party thereto, and this confirmation adopts the definitions used therein. Itera Holdings BV ("Itera") hereby expressly (i) acknowledge the terms of this Fifth Amendment,
(ii) confirms that the Term Loan Agreement dated as of November 17, 2005 between Dune Energy, Inc. and Itera and the Convertible Subordinated Note issued in connection therewith are not in default and are in full force and effect, (iii) represents that it is the sole holder of 100% of the Subordinated Debt.

ITERA HOLDINGS BV


By _________________________
   Name:
   Title:


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